Exhibit (j)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Directors/Trustees

Voya Variable Portfolios, Inc., Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Government Money Market Portfolio, and Voya Intermediate Bond Portfolio

We consent to the use of our report dated February 14, 2019, with respect to the financial statements of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of Voya Variable Portfolios, Inc., incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

We also consent to the use of our report dated February 22, 2019, with respect to the financial statements of Voya Global Equity Portfolio and Voya Small Company Portfolio, each a series of Voya Variable Portfolios, Inc., Voya Balanced Portfolio, a series of Voya Balanced Portfolio, Inc., Voya Growth and Income Portfolio, a series of Voya Variable Funds, Voya Government Money Market Portfolio, a series of Voya Government Money Market Portfolio, and Voya Intermediate Bond Portfolio, a series of Voya Intermediate Bond Portfolio, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts
April 22, 2019

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Voya Variable Portfolios, Inc.

We consent to the use of our report dated February 15, 2019, with respect to the financial statements of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, Voya RussellTM Mid Cap Index Portfolio, Voya RussellTM Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of Voya Variable Portfolios, Inc., incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts
April 22, 2019